Exhibit 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1700 Philadelphia, PA 19103

Independent Accountant’s Report

Mr. Dwight Perry, Chief Financial Officer

The J.G. Wentworth Company

Chesterbrook, PA 19087

and

Nuveen Alternatives Advisors LLC

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

We have performed the procedures enumerated below on the JGW IX LLC Series 2018-A Notes transaction. The responsible party, The J.G. Wentworth Company is responsible for the JGW IX LLC Series 2018-A notes transaction.

The J.G. Wentworth Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information with respect to a portfolio of lottery receivable contracts (the “Lottery Receivables” or “Series 2018-A Receivables”). Additionally, Nuveen Alternatives Advisors LLC (“Nuveen”) has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The procedures and the associated findings are as follows:

BDO randomly selected the following ten (10) purchased lottery receivable contracts from an electronic data file labeled “2018-A Pool Cut and Strats – 12.17.2021”. BDO performed the following procedures with respect to each selected sample:

a.

State of Residence: Compared the assignor’s state of residence per the GLS column of the File Review Data File to (1) the state noted in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and (2) the Address field of the SSC Purchase Page in the WAIDE system.

No exceptions were found.

b.

Scheduled Payments Purchased: Compared the total payment per the CF column of the File Review Data File to the total amount of the scheduled payments (excluding the payments occurring before the applicable Cut Off Date) as indicated in WAIDE, and agreed that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

Date (December 1, 2021)) as set forth in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File. For purposes of this procedure the Specified Parties (as defined herein) have agreed that differences of +/- $1 or less are not considered exceptions.

No exceptions were found.

c.

Purchase and Payment Date Information: Compared the first payment due date per the SSC Payment Schedule in the WAIDE system to the first payment due date per the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and observe the two dates are within 30 business days.

No exceptions were found.

d.

Purchase and Payment Date Information: Compared the last payment due date per the SSC Payment Schedule in the WAIDE system to the last payment due date per the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File and observe the two dates are within 30 days and in the same calendar month.

No exceptions were found.

e.

Purchase Agreement Information: Observed that the purchase price per the Purchase Price Field of the SSC Purchase page in the WAIDE system is greater than or equal to the purchase price as indicated in the Sales Agreement Terms Rider or Disclosure Statement included in the Collateral File (net of payment deductions for scheduled payments occurring within 15 days of the applicable Cut Off Date).

No exceptions were found.

f.

Assignment Type-Court Order: For each lottery receivable with an assignment type indicated as “Court Order” on the File Review Data File, observed that a Court Order referencing the assignor and the lottery receivable was included in the Collateral File.

No exceptions were found.

g.

State Lottery Commission Issuer: Compared the name of the state lottery commission issuer per the Court Order in the Collateral File with the name of the state lottery commission issuer per the Updated Obligor column of the File Review Data File.

No exceptions were found.

h.

Notice of Direction of Payment: Observed that the Court Order included in the Collateral File included language directing that payments to the lottery winner be forwarded to “R.C. Henderson Lottery Trust, P.O. Box 223852 Pittsburgh, PA 15251-2852.”

No exceptions were found.

i.	Lien Search: Observed that the Collateral File contained a (1) consumer credit report and a (2) UCC lien search that made reference to the assignor.

No exceptions were found.

j.	Lien Filing: Observed that the Collateral File included a UCC Filing identifying the assignor and the secured party is noted to be Lottery Funding, LLC.

No exceptions were found.

We were engaged by The J.G. Wentworth Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on the JGW IX LLC Series 2018-A notes transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of The J.G. Wentworth Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of The J.G. Wentworth Company and Nuveen Alternatives Advisors LLC, and is not intended to be, and should not be, used by anyone other than these specified parties.

December 10, 2021